SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2004

GOLD KIST INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	2-59958	58-0255560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Perimeter Center Parkway, N.E., Atlanta, Georgia 30346

(Addresses of Principal Executive Offices, including Zip Code)

(770) 393-5000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) of the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Gold Kist Inc. (the “Company”) has entered into the Second Amendment to Fourth Amended and Restated Amended and Restated Credit Agreement dated as of September 28, 2004, with various banks and lending institutions, as lenders, and Cooperatieve Centrale Raiffeisen-Boerenleen Bank B.A., New York Branch, as agent; the Fourth Amendment dated as of September 24, 2004 to First Amended and Restated Credit Agreement with CoBank, ACB; and the Sixth Amendment dated as of September 28, 2004, to Second Consolidated, Amended and Restated Note Agreement with the Gateway Recovery Trust and the Prudential Insurance Company of America. Each of the agreements is filed as an exhibit to this report and is incorporated by reference into this Item 1.01.

Each of these agreements were entered into to amend certain covenants and conditions contained therein in connection with the amended and restated agreement and plan of conversion, dated July 23, 2004, and supplement thereto, dated September 23, 2004, between the Company and Gold Kist Holdings Inc., whereby the Company will convert from a cooperative marketing association organized under the Georgia Cooperative Marketing Act to a for profit corporation organized and existing under the laws of the State of Delaware.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Fourth Amended and Restated Amended and Restated Credit Agreement dated as of September 28, 2004, with various banks and lending institutions, as lenders, and Cooperatieve Centrale Raiffeisen-Boerenleen Bank B.A., New York Branch, as agent.

10.2	Fourth Amendment dated as of September 24, 2004 to First Amended and Restated Credit Agreement with CoBank, ACB.

10.3	Sixth Amendment dated as of September 28, 2004, to Second Consolidated, Amended and Restated Note Agreement with the Gateway Recovery Trust and the Prudential Insurance Company of America.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD KIST INC.

/s/ Stephen O. West
Stephen O. West Chief Financial Officer and Vice President

Date: September 28, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Second Amendment to Fourth Amended and Restated Amended and Restated Credit Agreement dated as of September 28, 2004, with various banks and lending institutions, as lenders, and Cooperatieve Centrale Raiffeisen-Boerenleen Bank B.A., New York Branch, as agent.

10.2	Fourth Amendment dated as of September 24, 2004 to First Amended and Restated Credit Agreement with CoBank, ACB.

10.3	Sixth Amendment dated as of September 28, 2004, to Second Consolidated, Amended and Restated Note Agreement with the Gateway Recovery Trust and the Prudential Insurance Company of America.